Exhibit 10.3
EXECUTION COPY
AMENDMENT NO. 7 TO
RECEIVABLES PURCHASE AGREEMENT
This AMENDMENT NO. 7 TO RECEIVABLES PURCHASE AGREEMENT, dated as of September 16, 2014 (this “Amendment”), is among MYLAN PHARMACEUTICALS INC. (“MPI”), individually and as initial servicer (in such capacity, the “Servicer”), MYLAN SECURITIZATION LLC (“Seller”), WORKING CAPITAL MANAGEMENT CO., LP (“WCMC”), as a conduit purchaser, VICTORY RECEIVABLES CORPORATION (“Victory”), as a conduit purchaser (each of WCMC and Victory in the capacity of a conduit purchaser, individually, a “Conduit Purchaser” and collectively, the “Conduit Purchasers”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a committed purchaser, MIZUHO BANK, LTD. (“Mizuho”), as a committed purchaser, SUNTRUST BANK (“SunTrust”), as a committed purchaser, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMUNY”), as a committed purchaser (each of PNC, Mizuho, SunTrust and BTMUNY in the capacity of a committed purchaser, individually, a “Committed Purchaser” and collectively, the “Committed Purchasers” and collectively with the Conduit Purchasers, the “Purchasers”), PNC, as a purchaser agent, Mizuho, as a purchaser agent, SUNTRUST ROBINSON HUMPHREY, INC. (“STRH”), as a purchaser agent, BTMUNY, as a purchaser agent (each of PNC, Mizuho, STRH and BTMUNY in the capacity of a purchaser agent, individually, a “Purchaser Agent” and collectively, the “Purchaser Agents”), BTMUNY, as agent on behalf of the Secured Parties (in such capacity, the “Agent”), and PNC, as an issuer of Letters of Credit (in such capacity, the “LOC Issuer”).
W I T N E S S E T H:
WHEREAS, the parties hereto are parties to that certain Receivables Purchase Agreement, dated as of February 21, 2012 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and
WHEREAS, the parties hereto wish to amend the Agreement upon the terms hereof.
NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), each of the parties hereto hereby agree as follows:
A G R E E M E N T:
1.Definitions.
(a)    Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) the Agreement.
(b)    As used in this Amendment, the term “Subject Receivables” shall mean the outstanding Receivables, the Obligor of which is that certain Obligor identified as the “Subject Obligor” in a writing delivered by the Servicer and Seller to the Agent on or about the date hereof.
2.    Amendments. The Agreement is hereby amended as follows:

(a)    The definition of “Default Ratio” set forth in Appendix A to the Agreement is hereby amended such that the computation of one-month Default Ratio for each Settlement Period, beginning with the August 2014 Settlement Period through the November 2014 Settlement Period (or such later Settlement Period as consented to in writing by each of the Purchasers, the Purchaser Agents, the Agent and the LOC Issuer (collectively, the “Consenting Parties”) in substantially the form of Exhibit I hereto, such consent to be granted or withheld in their sole and absolute discretion) (such period, the “Default Amendment Period”), as reported in each of the Information Packages delivered on or after August 30, 2014, shall exclude from such computation any Subject Receivables that are Defaulted Receivables solely with respect to determining compliance with Section 10.1(f) of the Agreement.
(b)    The definition of “Delinquency Ratio” set forth in Appendix A to the Agreement is hereby amended such that the computation of one-month Delinquency Ratio for each Settlement Period, beginning with the July 2014 Settlement Period through the November 2014 Settlement Period (or such later Settlement Period as consented to in writing by each of the Consenting Parties in substantially the form of Exhibit I hereto, such consent to be granted or withheld in their sole and absolute discretion) (such period, the “Delinquency Amendment Period”; together with the Default Amendment Period, each, an “Amendment Period”), as reported in each of the Information Packages delivered on or after August 30, 2014, shall exclude from such computation any Subject Receivables that are Delinquent Receivables solely with respect to determining compliance with Section 10.1(h) of the Agreement.
3.    Representations and Warranties. Each of Seller, MPI, the Servicer and Performance Guarantor represents and warrants to each of the other parties hereto as of the date hereof, both before and immediately after giving effect to this Amendment, as follows:
(a)    The representations and warranties made by it in the Agreement and each of the other Transaction Documents to which it is a party are true and correct both as of the date hereof and immediately after giving effect to this Amendment.
(b)    The execution and delivery by it of this Amendment and the performance of its respective obligations under this Amendment and the Agreement (as amended hereby), each as applicable, and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment and the Agreement (as amended hereby), and the other Transaction Documents to which it is a party are its valid and legally binding obligations, enforceable in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally.
(c)    No Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.

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(d)    Both before and immediately after giving effect to this Amendment, the sum of the aggregate Purchasers’ Total Investment on the date hereof and the Required Reserves on the date hereof will not exceed the Net Pool Balance on the date hereof.
(e)    The computation of Default Ratio and Delinquency Ratio for each Settlement Period following the applicable Amendment Period shall be made without giving effect to this Amendment. For the avoidance of doubt, each Information Package delivered by or on behalf of the Servicer to the Agent at any time following the first Reporting Date occurring after the applicable Amendment Period shall not exclude any Subject Receivables from the computation of any Default Ratio or Delinquency Ratio reported therein for any Settlement Period occurring following the applicable Amendment Period.
4.    Conditions to Effectiveness. This Amendment shall become effective as of August 30, 2014 upon satisfaction of the following conditions precedent:
(a)    Execution of Amendment. The Agent shall have received a counterpart of this Amendment duly executed by each of the parties hereto.
(b)    Delivery of Officer’s Certificate. The Agent shall have received an officer’s certificate in the form previously agreed, dated as of the date hereof and signed by an officer of MPI, the Servicer and Seller.
(c)    No Defaults. No Event of Default or Unmatured Event of Default shall have occurred and be continuing immediately after giving effect to this Amendment.
(d)    Representations and Warranties True. The representations and warranties of Seller, MPI and the Servicer contained in the Agreement, and of Seller, MPI, the Servicer and Performance Guarantor contained in this Amendment, in each case, shall be true and correct both as of the date hereof and immediately after giving effect to this Amendment.
5.    Reference to and Effect on the Agreement and the other Transaction Documents and Acknowledgements and Agreements.
(a)    Each reference in the Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to “Receivables Purchase Agreement”, “Purchase Agreement”, “thereunder”, “thereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement, as amended hereby.
(b)    Each of the Agreement and the other Transaction Documents (except as specifically amended herein) is hereby ratified and confirmed in all respects by each of the parties hereto and shall remain in full force and effect in accordance with its respective terms.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of or amendment to any right,

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power or remedy of the Agent, any Purchaser, any Purchaser Agent or the LOC Issuer under, nor constitute a waiver of or amendment to, any other provision or condition under any Transaction Document.
(d)    To the extent that the consent of any party hereto, in any capacity, is required under any Transaction Document or any other agreement entered into in connection with any Transaction Document with respect to any of the amendments set forth herein, such party hereby grants such consent.
(e)    Each of the parties hereto acknowledges receipt of a copy of the writing referred to in Section 1(b) hereof and consents to the execution and delivery thereof.
6.    Transaction Document. This Amendment shall be a Transaction Document under (and as defined in) the Agreement.
7.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Seller, the Servicer, MPI, the Purchasers, the Purchaser Agents, the LOC Issuer and the Agent, and their respective successors and assigns.
8.    Costs and Expenses. The Seller agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses incurred by or on behalf of the Agent, each Purchaser, each Purchaser Agent and the LOC Issuer in connection with the preparation, negotiation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith, including reasonable attorneys’ fees and expenses of a single counsel.
9.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
10.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.
11.    Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
12.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

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13.    Reaffirmation of Performance Guaranty. After giving effect to this Amendment, and the transactions contemplated hereby, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.
[Signatures Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
MYLAN PHARMACEUTICALS INC.,
individually and as initial Servicer

By: /s/ John Miraglia
Name: John Miraglia
Title: Assistant Treasurer

MYLAN SECURITIZATION LLC,
as Seller

By: /s/ John Miraglia
Name: John Miraglia
Title: President

S-1	Amendment No. 7 to
Mylan Receivables Purchase Agreement

VICTORY RECEIVABLES CORPORATION,
as a Conduit Purchaser

By: /s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH,
as Purchaser Agent for the BTMU Group

By: /s/ Luna Mills
Name: Luna Mills
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH,
as Agent

By: /s/ Luna Mills
Name: Luna Mills
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH,
as a Committed Purchaser

By: /s/ Jaime Sussman
Name: Jaime Sussman
Title: Vice President

S-2	Amendment No. 7 to
Mylan Receivables Purchase Agreement

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for the PNC Group

By: /s/ Robyn Reeher
Name: Robyn Reeher
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser and as a LOC Issuer

By: /s/ Robyn Reeher
Name: Robyn Reeher
Title: Vice President

S-3	Amendment No. 7 to
Mylan Receivables Purchase Agreement

SUNTRUST ROBINSON HUMPHREY, INC.,
as Purchaser Agent for the SunTrust Group

By: /s/ Emily Shields
Name: Emily Shields
Title: Director

SUNTRUST BANK,
as a Committed Purchaser

By: /s/ Michael Peden
Name: Michael Peden
Title: Vice President

S-4	Amendment No. 7 to
Mylan Receivables Purchase Agreement

WORKING CAPITAL MANAGEMENT CO., LP, as a Conduit Purchaser

By: /s/ Takashi Watanabe
Name: Takashi Watanabe
Title: Attorney-in-Fact

MIZUHO BANK, LTD.,
as Purchaser Agent for the Mizuho Group

By: /s/ Takayuki Tomii
Name: Takayuki Tomii
Title: Authorized Signatory

MIZUHO BANK, LTD.,
as a Committed Purchaser

By: /s/ Takayuki Tomii
Name: Takayuki Tomii
Title: Authorized Signatory

S-5	Amendment No. 7 to
Mylan Receivables Purchase Agreement

ACKNOWLEDGED AND AGREED TO:

MYLAN INC.,as Performance Guarantor

By: /s/ John Miraglia
Name: John Miraglia
Title: Vice President & Assistant Treasurer

S-6	Amendment No. 7 to
Mylan Receivables Purchase Agreement

EXHIBIT I
FORM OF AMENDMENT EXTENSION REQUEST
Mylan Securitization LLC

[DATE]

Re:    Amendment Period

This amendment extension request (this “Request”) is delivered pursuant to Section 3 of that certain Amendment No. 7 to Receivables Purchase Agreement, dated as of September 16, 2014 (“Amendment No. 7”), among the parties to the Agreement (as defined below). Reference is hereby made to that certain Receivables Purchase Agreement, dated as of February 21, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among Mylan Pharmaceuticals Inc., a West Virginia corporation (“MPI”), individually and as initial Servicer, Mylan Securitization LLC, as seller (“Seller”), Working Capital Management Co., LP (“WCMC”), as a conduit purchaser, Victory Receivables Corporation (“Victory”), as a conduit purchaser and the other conduit purchasers from time to time party thereto (each individually, a “Conduit Purchaser” and collectively with WCMC and Victory, “Conduit Purchasers”), PNC Bank, National Association (“PNC”), as a committed purchaser, Mizuho Bank, Ltd. (“Mizuho”), as a committed purchaser, SunTrust Bank (“SunTrust”), as a committed purchaser, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMUNY”), as a committed purchaser and the other committed purchasers from time to time party thereto (each individually, a “Committed Purchaser” and collectively with PNC, SunTrust, Mizuho and BTMUNY, “Committed Purchasers” and collectively with the Conduit Purchasers, “Purchasers”), PNC, as a purchaser agent, Mizuho, as a purchaser agent, SunTrust Robinson Humphrey, Inc., (“STRH”), as a purchaser agent, BTMUNY, as a purchaser agent and the other purchaser agents from time to time party thereto (each individually, a “Purchaser Agent” and collectively with PNC, STRH, Mizuho and BTMUNY, “Purchaser Agents”), BTMUNY, as agent on behalf of the Secured Parties (“Agent”), and PNC, as an issuer of Letters of Credit (in such capacity, the “LOC Issuer”). Capitalized terms defined in, or by reference in, the Agreement are used herein with the same meanings.

1.    Seller and the Servicer hereby request that each of the “Consenting Parties” (under and as defined in Amendment No. 7) consent to the extension of each “Amendment Period” (under and as defined in Amendment No. 7) to [___], 201[_] (such new period, the “New Amendment Period”), by executing and returning to the Agent a counterpart of this Request. In the event that each of the Consenting Parties consent to this request for an extension in the manner set forth in this Section 1, then each

“Amendment Period” (under and as defined in Amendment No. 7) shall be extended to the New Amendment Period. In the event any Consenting Party declines this request for an extension then neither “Amendment Period” shall be so extended. The failure of any Consenting Party to accept the requested extension in manner set forth in this Section 1 within five (5) Business Days following receipt of this Request, shall be deemed to be a rejection of this Request.

2.    Representations and Warranties. Each of Seller, MPI and the Servicer represents and warrants to each of the other parties hereto as of the date hereof, both before and immediately after giving effect to this Request, as follows:

(a)    The representations and warranties made by it in the Agreement and each of the other Transaction Documents to which it is a party are true and correct both as of the date hereof and immediately after giving effect to this Request.
(b)    The execution and delivery by it of this Request and the performance of its respective obligations under this Request and the Agreement (as amended hereby), each as applicable, and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Request and the Agreement (as amended hereby), and the other Transaction Documents to which it is a party are its valid and legally binding obligations, enforceable in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally.
(c)    No Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.
(d)    Both before and immediately after giving effect to this Request, the sum of the aggregate Purchasers’ Total Investment on the date hereof and the Required Reserves on the date hereof will not exceed the Net Pool Balance on the date hereof.
3.    Governing Law. THIS REQUEST SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

4.    Transaction Document. This Request shall be a Transaction Document under (and as defined in) the Agreement.

5.    Execution in Counterparts. This Request may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.

[Signature follows]

IN WITNESS WHEREOF, the parties hereto have caused this Request to be executed by their respective officers thereunto duly authorized, as of the date first above written.
MYLAN PHARMACEUTICALS INC.,
individually and as initial Servicer

By: __________________
Name:
Title:

MYLAN SECURITIZATION LLC,
as Seller

By: __________________
Name:
Title:

ACKNOWLEDGED AND AGREED:

VICTORY RECEIVABLES CORPORATION,
as a Conduit Purchaser

By: __________________
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH,
as Purchaser Agent for the BTMU Group

By: __________________
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH,
as Agent

By: __________________
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH,
as a Committed Purchaser

By: __________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for the PNC Group

By: __________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser and as a LOC Issuer

By: __________________
Name:
Title:

SUNTRUST ROBINSON HUMPHREY, INC.,
as Purchaser Agent for the SunTrust Group

By: __________________
Name:
Title:

SUNTRUST BANK,
as a Committed Purchaser

By: __________________
Name:
Title:

WORKING CAPITAL MANAGEMENT CO.,
LP, as a Conduit Purchaser

By: __________________
Name:
Title:

MIZUHO BANK, LTD.,
as Purchaser Agent for the Mizuho Group

By: __________________
Name:
Title:

MIZUHO BANK, LTD.,
as a Committed Purchaser

By: __________________
Name:
Title: